SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2003

                           LOGANSPORT FINANCIAL CORP.

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

   0-25910                                                        35-1945736
   (Commission File Number)                (IRS Employer Identification No.)

                                723 East Broadway
                                  P.O. Box 569
                            Logansport, Indiana 46947
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (574) 722-3855

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press Release dated April 22, 2003.


Item 9. Regulation FD Disclosure.

     Information Provided Under Item 12 of Form 8-K.

Logansport Financial Corp., an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on April 22, 2003 announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction
B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction. Further, pursuant to SEC Release No. 34-47583, Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             /s/ David G. Wihebrink
                                             -----------------------------------
                                             David G. Wihebrink, President and
                                             Chief Executive Officer

Dated: April 22, 2003